                                                                    EXHIBIT 99.1



                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: LUMINANT WORLDWIDE CORPORATION             PETITION DATE:  12/07/2001
           DBA WEBONE, INC.
           DBA CLARANT, INC.                         CASE NUMBER: 01-43445-H3-11

          MONTHLY OPERATING REPORT SUMMARY FOR MONTH DECEMBER YEAR 2002

               MONTH                        JULY         AUGUST      SEPTEMBER       OCTOBER      NOVEMBER      DECEMBER
--------------------------------------   ----------    ----------    ----------    ----------    ----------    ----------

REVENUES (MOR-6)                                  0             0             0             0             0             0
INCOME BEFORE INT, DEPREC./TAX (MOR-6)     (219,222)     (121,155)      (90,969)      (23,059)      (42,650)      121,465
NET INCOME (LOSS) (MOR-6)                  (212,169)     (107,519)      289,137       (20,473)      (29,603)     (754,290)
PAYMENTS TO INSIDERS (MOR-9)                      0             0             0             0             0             0
PAYMENTS TO PROFESSIONALS (MOR-9)            37,797       160,498        72,675        37,603        13,112       346,682
TOTAL DISBURSEMENTS (MOR-8)                 234,063       168,884        85,352        49,642        20,095       351,769



*** The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee ***

                          REQUIRED INSURANCE MAINTAINED
                                AS OF SIGNATURE DATE               EXP.

                                                               DATE
CASUALTY                                YES (   )  NO ( X )
LIABILITY                               YES (   )  NO ( X )
VEHICLE                                 YES (   )  NO ( X )
WORKER'S                                YES (   )  NO ( X )
OTHER - DIRECTOR/OFFICER                YES (   )  NO ( X )


ATTORNEY NAME:  MYRON M. SHEINFELD
FIRM: AKIN, GUMP, STRAUSS, HAUER & FELD
Address: 711 LOUISIANA, SUITE 1900
Address:
City, State, ZIP:  HOUSTON, TX  77002
Telephone: 713-220-5800
Fax: 713-236-0822


                                                                                                       CIRCLE ONE
Are all accounts receivable being collected within terms?                                               YES   (NO)
Are all posted-petition liabilities, including taxes, being paid within terms?                         (YES)   NO
Have any pre-petition liabilities been paid?                                                           (YES)   NO
If so, describe.  PER VARIOUS COURT ORDERS RELATED TO PAYROLL, CONTRACTORS AND EMPLOYEE EXPENSES.
Are all funds received being deposited into DIP bank accounts?                                         (YES)   NO
Were any assets disposed of outside the normal course of business?                                     (YES)   NO
If so, describe.  363 ASSET SALE TO LANTE PURSUANT TO ORDER DATED JANUARY 8, 2002.
Are all U.S. Trustee Quarterly Fee Payments current?                                                   (YES)   NO
What is the status of your Plan of Reorganization?  DEBTOR FILED A PLAN AND DISCLOSURE
STATEMENT ON JUNE 26, 2002.  THE COURT CONFIRMED THE PLAN ON JANUARY 7, 2003.

I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.


SIGNED  /s/ H. MALCOLM LOVETT, JR.
       --------------------------------------------------
                H. Malcolm Lovett, Jr.
TITLE               President
      ---------------------------------------------------



         MOR-1

CASE NAME: LUMINANT WORLDWIDE CORPORATION            CASE NUMBER: 01-43445-H3-11
           DBA WEBONE, INC.
           DBA CLARANT, INC.


                           COMPARATIVE BALANCE SHEETS


                                            FILING
                                             DATE *       MONTH      MONTH       MONTH       MONTH       MONTH       MONTH
               ASSETS                       12/07/01      JULY       AUGUST    SEPTEMBER    OCTOBER     NOVEMBER    DECEMBER
-----------------------------------------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
CURRENT ASSETS
  Cash & Equivalents                           14,294   6,521,338   6,366,089   6,352,111   6,305,055   6,298,252   5,952,072
  Restricted Cash                           1,799,880           0           0           0           0           0           0
  Accounts Receivable, Net                  6,479,104     946,541     946,541     946,541     946,541     946,541     250,000
  Prepaid Insurance                           207,481           0           0           0           0           0           0
  Prepaid Expenses                            397,658           0           0           0           0           0           0
  Investments                                       0           0           0           0           0           0           0
  Other                                       652,548     491,918     491,918     491,918     491,918     550,577     546,627
TOTAL CURRENT ASSETS                        9,550,965   7,959,797   7,804,548   7,790,570   7,743,514   7,795,370   6,748,699
PROPERTY, PLANT&EQUIP, @ COST              22,267,776   3,166,972   3,166,972   3,166,972   3,166,972   3,166,972   3,166,972
Less Accumulated Depreciation              11,875,835   3,166,972   3,166,972   3,166,972   3,166,972   3,166,972   3,166,972
Net Book Value of PP & E                   10,391,941           0           0           0           0           0           0
OTHER ASSETS:
  1. Deposits                                 238,554     162,272     162,272     160,747     160,747     160,747           0
  2. Deferred Debt Issue & Interests Cost     713,936           0           0           0           0           0           0
  3. Other                                     41,250           0           0           0           0           0           0
     TOTAL ASSETS                          20,936,646   8,122,068   7,966,819   7,951,317   7,904,261   7,956,117   6,748,699

                    * Per Schedules and Statement of Affairs

MOR-2

CASE NAME: LUMINANT WORLDWIDE CORPORATION            CASE NUMBER: 01-43445-H3-11
           DBA WEBONE, INC.
           DBA CLARANT, INC.


                           COMPARATIVE BALANCE SHEETS


LIABILITIES & OWNER'S                    FILING DATE *       MONTH             MONTH           MONTH
EQUITY                                     12/07/01          JULY             AUGUST         SEPTEMBER
-------------------------------------    ------------     ------------     ------------     ------------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                        1,432,149        1,384,419        1,393,405
    PRE-PETITION LIABILITIES:
       NOTES PAYABLE - SECURED
       PRIORITY DEBT
       FEDERAL INCOME TAX
       FICA/WITHHOLDING                        17,456            4,325            4,325
       UNSECURED DEBT
       OTHER                               42,117,050       42,003,565       42,003,565       41,694,266
   TOTAL PRE-PETITION LIABILITIES          42,134,506       42,007,890       42,007,890       41,694,266
TOTAL LIABILITIES                          42,134,506       43,440,039       43,392,310       43,087,670
OWNER'S EQUITY (DEFICIT):
       PREFERRED STOCK
       COMMON STOCK                           306,835          306,835          306,835          306,835
ADDITIONAL PAID-IN CAPITAL                455,489,941      455,491,963      455,491,963      455,491,963
RETAINED EARNINGS: FILING DATE           (476,994,636)    (476,994,636)    (476,994,636)    (476,994,636)
RETAINED EARNINGS: POST FILING DATE                        (14,122,132)     (14,229,652)     (13,940,515)
TOTAL OWNER'S EQUITY (NET WORTH)          (21,197,860)     (35,317,971)     (35,425,490)     (35,136,354)
TOTAL LIABILITIES &
OWNER'S EQUITY                             20,936,646        8,122,068        7,966,819        7,951,317






LIABILITIES & OWNER'S                       MONTH            MONTH            MONTH
EQUITY                                     OCTOBER          NOVEMBER         DECEMBER
-------------------------------------    ------------     ------------     ------------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)       1,366,822        1,424,111          964,270
    PRE-PETITION LIABILITIES:
       NOTES PAYABLE - SECURED
       PRIORITY DEBT
       FEDERAL INCOME TAX
       FICA/WITHHOLDING
       UNSECURED DEBT
       OTHER                               41,694,266       41,694,266       41,694,266
   TOTAL PRE-PETITION LIABILITIES          41,694,266       41,694,266       41,694,266
TOTAL LIABILITIES                          43,061,088       43,118,377       42,658,536
OWNER'S EQUITY (DEFICIT):
       PREFERRED STOCK
       COMMON STOCK                           306,835          306,835          306,835
ADDITIONAL PAID-IN CAPITAL                455,491,963      455,491,963      455,491,963
RETAINED EARNINGS: FILING DATE           (476,994,636)    (476,994,636)    (476,994,636)
RETAINED EARNINGS: POST FILING DATE       (13,960,989)     (13,966,422)     (14,713,999)
TOTAL OWNER'S EQUITY (NET WORTH)          (35,156,827)     (35,162,260)     (35,909,837)
TOTAL LIABILITIES &
OWNER'S EQUITY                              7,904,261        7,956,117        6,748,699



MOR-3               * Per Schedules and Statement of Affairs

CASE NAME: LUMINANT WORLDWIDE CORPORATION            CASE NUMBER: 01-43445-H3-11
           DBA WEBONE, INC.
           DBA CLARANT, INC.


                      SCHEDULE OF POST-PETITION LIABILITIES

                                                 MONTH         MONTH         MONTH         MONTH        MONTH         MONTH
                                                 JULY          AUGUST      SEPTEMBER      OCTOBER      NOVEMBER      DECEMBER
                                              -----------   -----------   -----------   -----------   -----------   -----------

TRADE ACCOUNTS PAYABLE                             84,027       124,327       139,192       101,589        63,472        45,043
TAX PAYABLE
     FEDERAL PAYROLL TAXES
     STATE PAYROLL & SALES
      AD VALOREM TAXES
     OTHER TAXES
TOTAL TAXES PAYABLE
SECURED DEBT POST-PETITION
ACCRUED INTEREST PAYABLE                          235,806       235,806       235,806       235,806       235,806       235,806
* ACCRUED PROFESSIONAL FEES                       606,399       518,369       525,709       536,730       624,636       277,953
OTHER ACCRUED LIABILITIES:
     1.  DISPUTED LANTE RECEIVABLES               371,086       371,086       371,086       371,086       371,086       391,191
     2.  UNAPPLIED LUMINANT RECEIVABLES               213           213             0             0             0             0
     3.  ACCRUED LIABILITIES                      127,843       127,843       114,835       114,835       114,835             0
     4.  ACCRUED COMMISSIONS - JANUARY 2002         6,777         6,777         6,777         6,777         6,777         6,777
     5.  U. S. TRUSTEE FEES                             0             0             0             0         7,500         7,500
     6
TOTAL POST-PETITION LIABILITIES (MOR-3)         1,432,149     1,384,419     1,393,405     1,366,822     1,424,111       964,270

* PAYMENT REQUIRES COURT APPROVAL.

MOR-4

CASE NAME: LUMINANT WORLDWIDE CORPORATION            CASE NUMBER: 01-43445-H3-11
           DBA WEBONE, INC.
           DBA CLARANT, INC.


                       AGING OF POST-PETITION LIABILITIES
                                MONTH OF DECEMBER

                                                                          AD VALOREM,
 DAYS       TOTAL        TRADE ACCTS       FED TAXES      STATE TAXES     OTHER TAXES       OTHER
-----    ------------    ------------    ------------    ------------    ------------    ------------
 0-30         285,453               0                                                         285,453
31-60               0               0                                                               0
61-90               0               0                                                               0
 91 +         678,817          45,043                                                         633,774
TOTAL         964,270          45,043               0               0               0         919,228



                          AGING OF ACCOUNTS RECEIVABLE

  MONTH           JULY           AUGUST         SEPTEMBER       OCTOBER         NOVEMBER        DECEMBER
----------    ------------    ------------    ------------    ------------    ------------    ------------
0-30 DAYS
31-60 DAYS
61-90 DAYS
91 + DAYS          946,541         946,541         946,541         946,541         946,541         250,000
  TOTAL            946,541         946,541         946,541         946,541         946,541         250,000


MOR-5

CASE NAME: LUMINANT WORLDWODE CORPORATION             CASE NUMBER 01-43445-H3-11
           DBA WEBONE, INC.
           DBA CLARANT, INC.


                           STATEMENT OF INCOME (LOSS)

                                                                                                                     FILING
           MONTH                  JULY         AUGUST       SEPTEMBER      OCTOBER      NOVEMBER      DECEMBER       TO DATE
-----------------------------  -----------   -----------   -----------   -----------   -----------   -----------   -----------
REVENUES (MOR-1)                         0             0             0             0             0             0     1,792,401
TOTAL COST OF REVENUES                   0             0             0             0             0             0     1,796,418
GROSS PROFIT                             0             0             0             0             0             0        (4,017)
OPERATING EXPENSES:
   Selling & Marketing                   0             0             0             0             0             0        11,501
   General & Administrative        124,639         6,572        (8,614)        4,539         9,108      (121,828)    3,484,337
   Insiders Compensation                 0             0             0             0             0             0       337,553
   Professional Fees                94,583       114,583        99,583        18,520        33,542           364     1,601,680
   U S Trustee Fees                      0             0             0             0             0             0            --
   Other (attach list)                                                                                                      --
TOTAL OPERATING EXPENSES           219,222       121,155        90,969        23,059        42,650      (121,465)    5,435,071
INCOME BEFORE INT,
  DEPR/TAX (MOR-1)                (219,222)     (121,155)      (90,969)      (23,059)      (42,650)      121,465    (5,439,088)
INTEREST EXPENSE                         0             0             0             0             0             0       447,013
DEPRECIATION                             0             0             0             0             0             0       619,140
OTHER (INCOME) EXPENSE *            (3,478)      (13,636)       (6,810)       (2,585)      (13,047)       (5,589)      (89,212)
OTHER ITEMS **                      (3,575)            0      (373,296)            0             0       881,343     8,297,968
TOTAL INT, DEPR & OTHER ITEMS       (7,053)      (13,636)     (380,106)       (2,585)      (13,047)      875,754     9,274,909
NET INCOME BEFORE TAXES           (212,169)     (107,519)      289,137       (20,473)      (29,603)     (754,290)  (14,713,999)
FEDERAL INCOME TAXES                                                                                                        --
NET INCOME (LOSS) (MOR-1)         (212,169)     (107,519)      289,137       (20,473)      (29,603)     (754,290)  (14,713,999)


         Accrual Accounting Required, Otherwise Footnote With Explanation

*        Footnote Mandatory

** Unusual and/or infrequent item(s) outside the ordinary course of business; requires footnote

MOR-6

CASE NAME: LUMINANT WORLDWIDE CORPORATION             CASE NUMBER:01-43445-H3-11
           DBA WEBONE, INC.
           DBA CLARANT, INC.


CASH RECEIPTS AND                                          MONTH            MONTH           MONTH           MONTH
DISBURSEMENTS                                              JULY            AUGUST         SEPTEMBER        OCTOBER
-----------------------------------------------------   ------------    ------------    ------------    ------------

  1.  CASH - BEGINNING OF MONTH                            6,650,008       6,521,337       6,366,089       6,352,111
RECEIPTS:
  2.  CASH SALES                                                   0               0               0               0
  3.  COLLECTION OF ACCOUNTS RECEIVABLE                            0               0               0               0
  4.  LOANS & ADVANCES (ATTACH LIST)                               0               0               0               0
  5.  SALE OF ASSETS                                          44,105               0               0               0
  6.  OTHER (ATTACH LIST)                                     60,987          13,636          71,375           2,585
TOTAL RECEIPTS                                               105,092          13,636          71,375           2,585
(WITHDRAWAL) CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2*
DISBURSEMENTS:
  7.  NET PAYROLL                                                  0               0               0               0
  8.  PAYROLL TAXES PAID                                           0               0               0               0
  9.  SALES, USE & OTHER TAXES PAID                                0               0               0               0
 10.  SECURED / RENTAL / LEASES                                    0               0               0               0
 11.  UTILITIES                                                    0               0               0               0
 12.  INSURANCE                                                    0               0               0               0
 13.  INVENTORY PURCHASES                                          0               0               0               0
 14.  VEHICLE EXPENSES                                             0               0               0               0
 15.  TRAVEL ENTERTAINMENT                                         0               0               0               0
 16.  REPAIRS, MAINTENANCE & SUPPLIES                              0               0               0               0
 17.  ADMINISTRATIVE & SELLING                               125,066           8,385          12,677           4,539
 18.  OTHER (ATTACH LIST)                                     57,150               0               0               0
TOTAL DISBURSEMENTS FROM OPERATIONS                          182,216           8,385          12,677           4,539
 19.  PROFESSIONAL FEES                                       51,547         160,498          72,675          37,603
 20.  U.S. TRUSTEE FEES                                            0               0               0           7,500
 21.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                  0               0               0               0
TOTAL DISBURSEMENTS                                          233,763         168,884          85,352          49,642
 22.  NET CASH FLOW                                         (128,671)       (155,248)        (13,977)        (47,056)
 23.  CASH - END OF MONTH (MOR-2)                          6,521,337       6,366,089       6,352,111       6,305,055




CASH RECEIPTS AND                                         MONTH           MONTH          FILING TO
DISBURSEMENTS                                            NOVEMBER        DECEMBER          DATE
-----------------------------------------------------  ------------    ------------    ------------

  1.  CASH - BEGINNING OF MONTH                           6,305,055       6,298,252       1,814,174
RECEIPTS:
  2.  CASH SALES                                                  0               0               0
  3.  COLLECTION OF ACCOUNTS RECEIVABLE                           0               0       4,250,264
  4.  LOANS & ADVANCES (ATTACH LIST)                              0               0        (829,247)
  5.  SALE OF ASSETS                                              0               0       8,206,220
  6.  OTHER (ATTACH LIST)                                    13,292           5,589       2,625,315
TOTAL RECEIPTS                                               13,292           5,589      14,252,551
(WITHDRAWAL) CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2*
DISBURSEMENTS:
  7.  NET PAYROLL                                                 0               0       1,970,206
  8.  PAYROLL TAXES PAID                                          0               0       1,177,528
  9.  SALES, USE & OTHER TAXES PAID                               0               0          18,165
 10.  SECURED / RENTAL / LEASES                                   0           2,202       2,837,735
 11.  UTILITIES                                                   0               0           7,769
 12.  INSURANCE                                                   0               0               0
 13.  INVENTORY PURCHASES                                         0               0               0
 14.  VEHICLE EXPENSES                                            0               0               0
 15.  TRAVEL ENTERTAINMENT                                        0               0         520,566
 16.  REPAIRS, MAINTENANCE & SUPPLIES                             0               0               0
 17.  ADMINISTRATIVE & SELLING                                6,983           2,884         411,811
 18.  OTHER (ATTACH LIST)                                         0               0       1,978,394
TOTAL DISBURSEMENTS FROM OPERATIONS                           6,983           5,087       8,922,174
 19.  PROFESSIONAL FEES                                      13,112         346,682       1,161,479
 20.  U.S. TRUSTEE FEES                                           0               0          31,000
 21.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                 0               0               0
TOTAL DISBURSEMENTS                                          20,095         351,769      10,114,654
 22.  NET CASH FLOW                                          (6,803)       (346,180)      4,137,897
 23.  CASH - END OF MONTH (MOR-2)                         6,298,252       5,952,072       5,952,072

         MOR-7        *applies to Individual debtor's only.

CASE NAME: LUMINANT WORLDWIDE CORPORATION            CASE NUMBER: 01-43445-H3-11
           DBA WEBONE, INC.
           DBA CLARANT, INC.


                           CASH ACCOUNT RECONCILIATION
                                MONTH OF DECEMBER

BANK NAME                               WELLS FARGO     SOUTHWEST BANK     SOUTHWEST BANK
                                      --------------    --------------     --------------
ACCOUNT NUMBER                         #4759 628944        #317705
ACCOUNT TYPE                           POSITIVE PAY        OPERATING       TREASURY BILLS       OTHER FUNDS           TOTAL
                                      --------------    --------------     --------------     --------------     --------------
BANK BALANCE                                       0           128,613          5,830,779                100          5,959,493
DEPOSIT IN TRANSIT                                 0                 0                  0                  0                  0
OUTSTANDING CHECKS                                 0            (7,421)                 0                  0             (7,421)
ADJUSTED BANK BALANCE                              0           121,192          5,830,779                100          5,952,072
BEGINNING CASH - PER BOOKS                         0           171,175          6,126,975                102          6,298,252
RECEIPTS                                           0                --              5,589                 --              5,589
TRANSFERS BETWEEN ACCOUNTS                         0           301,785           (301,785)                --                  0
(WITHDRAWAL) CONTRIBUTION - BY
INDIVIDUAL DEBTOR MFR-2                            0
CHECKS / OTHER DISBURSEMENTS                       0          (351,767)                --                 (2)          (351,769)
ENDING CASH - PER BOOKS                            0           121,192          5,830,779                100          5,952,072

MOR-8

CASE NAME: LUMINANT WORLDWODE CORPORATION            CASE NUMBER: 01-43445-H3-11
           DBA WEBONE, INC.
           DBA CLARANT, INC.

                     PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(30)(A)-(F) OF THE U. S. BANKRUPTCY CODE) AND THE PROFESSIONALS. ALSO, FOR INSIDERS IDENTIFY THE TYPE OF COMPENSATION PAID (E.G., SALARY, COMMISSION, BONUS, ETC.) (ATTACH ADDITIONAL PAGES AS NECESSARY).

                                                   MONTH        MONTH        MONTH        MONTH        MONTH        MONTH
                                                   JULY         AUGUST     SEPTEMBER     OCTOBER      NOVEMBER    DECEMBER
          INSIDERS: NAME/POSITION/COMP TYPE     -----------  -----------  -----------  -----------  -----------  -----------
1.
2.
3.
4.
5.
6.
TOTAL INSIDERS (MOR-1)


                                                   MONTH        MONTH        MONTH        MONTH        MONTH        MONTH
          PROFESSIONALS/NAME/ORDER DATE            JULY         AUGUST     SEPTEMBER     OCTOBER      NOVEMBER    DECEMBER
                                                -----------  -----------  -----------  -----------  -----------  -----------
1. Wilmer, Cutler & Pickering/December 7, 2001            0      127,501            0            0            0            0
2. Strategic Capital Corporation                     37,797       32,998       27,310       37,603       13,112       15,042
3. Akin, Gump, Strauss, Hauer & Feld                      0            0       45,366            0            0            0
4. Andrews & Kurth, LLP/December 19, 2002                 0            0            0            0            0      331,641
5
6
TOTAL PROFESSIONALS (MOR-1)                          37,797      160,498       72,675       37,603       13,112      346,682


MOR-9